Exhibit 10.3

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

EXECUTION VERSION

FIFTH AMENDMENT TO THE
RECEIVABLES PURCHASE AGREEMENT

This FIFTH AMENDMENT TO THE RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of July 15, 2026, is entered into by and among the following parties:

(i)	GRAY AR, LLC, Seller;

(ii)	GRAY MEDIA, INC. (f/k/a GRAY TELEVISION, INC.) (“Gray”), as initial Master Servicer;

(iii)	PNC BANK, NATIONAL ASSOCIATION (“PNC”), as a Purchaser;

(iv)	TRUIST BANK (“Truist”), as a Purchaser;

(v)	REGIONS BANK (“Regions”), as a Purchaser;

(vi)	PNC CAPITAL MARKETS LLC (“PNCCM”), as Structuring Agent; and

(vii)	WELLS FARGO BANK, N.A. (“Wells”), as Administrative Agent and as a Purchaser.

Capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings assigned thereto in the Receivables Purchase Agreement described below.

BACKGROUND

WHEREAS, the Seller, the Master Servicer, Truist, Regions, PNC, PNCCM and Wells have entered into a Receivables Purchase Agreement, dated as of February 23, 2023 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Receivables Purchase Agreement”); and

WHEREAS, the parties hereto desire to amend the Receivables Purchase Agreement as set forth herein.

NOW, THEREFORE, with the intention of being legally bound hereby, and in consideration of the mutual undertakings expressed herein, each party to this Amendment hereby agrees as follows:

SECTION 1.     Amendments to the Receivables Purchase Agreement. The Receivables Purchase Agreement is hereby amended to incorporate the changes shown on the marked pages of the Receivables Purchase Agreement attached hereto as Exhibit A.

SECTION 2.     Representations and Warranties of the Seller and the Master Servicer. The Seller and the Master Servicer hereby represent and warrant to each of the parties hereto as of the date hereof as follows:

(a)    Representations and Warranties. The representations and warranties made by it in the Receivables Purchase Agreement and each of the other Transaction Documents to which it is a party are true and correct in all material respects on and as of the date hereof as though made on and as of such date unless such representations and warranties by their terms refer to an earlier date, in which case they shall be true and correct in all material respects on and as of such earlier date.

(b)    Power and Authority; Due Authorization. It (i) has all necessary corporate or limited liability company power and authority, as applicable to (A) execute and deliver this Amendment and (B) perform its obligations under this Amendment, the Receivables Purchase Agreement (as amended by this Amendment) and the other Transaction Documents to which it is a party and (ii) has duly authorized by all necessary corporate or limited liability company action, as applicable, the execution, delivery and performance of, and the consummation of the transactions provided for in, this Amendment, the Receivables Purchase Agreement (as amended by this Amendment) and the other Transaction Documents to which it is a party.

(c)    No Conflict or Violation. The execution and delivery of this Amendment by it and the performance of the transactions contemplated by this Amendment, the Receivables Purchase Agreement (as amended by this Amendment) and the other Transaction Documents and the fulfillment of the terms of this Amendment, the Receivables Purchase Agreement (as amended by this Amendment) and the other Transaction Documents by it will not (i) conflict with, result in any breach of any of the terms or provisions of, or constitute (with or without notice or lapse of time or both) a default under, its organizational documents, (ii) conflict with, result in any breach of any of the terms or provisions of, or constitute (with or without notice or lapse of time or both) a default under, any Operating Agreement, or any indenture, sale agreement, credit agreement (including the Gray Credit Agreement), loan agreement, security agreement, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it or any of its property is bound, which could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (iii) result in the creation or imposition of any Adverse Claim (other than any Permitted Adverse Claim) upon any of the Sold Assets or Seller Collateral pursuant to the terms of any such indenture, credit agreement (including the Gray Credit Agreement), loan agreement, security agreement, mortgage, deed of trust or other agreement or instrument, other than this Amendment, the Receivables Purchase Agreement (as amended by this Amendment) and the other Transaction Documents or (iv) conflict with or violate any Communications Law or any other material Applicable Law respecting the Seller, the Master Servicer or any other Gray Party.

(d)    No Event of Termination. No Event of Termination or Unmatured Event of Termination has occurred and is continuing, and no Event of Termination or Unmatured Event of Termination would result from this Amendment or the transactions contemplated hereby.

(e)    Capital Coverage Deficit. No Capital Coverage Deficit exists or would exist immediately after giving effect to this Amendment or the transactions contemplated hereby.

(f)    Termination Date. The Termination Date has not occurred.

SECTION 3.     Effect of Amendment; Ratification. All provisions of the Receivables Purchase Agreement and the other Transaction Documents, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Receivables Purchase Agreement to “this Receivables Purchase Agreement”, “this Agreement”, “hereof”, “herein”, and all references in any other Transaction Document to “the Receivables Purchase Agreement”, “thereof”, “therein”, or in each case words of similar effect referring to the Receivables Purchase Agreement shall be deemed to be references to the Receivables Purchase Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Receivables Purchase Agreement other than as set forth herein. The Receivables Purchase Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects.

SECTION 4.     Effectiveness. This Amendment shall become effective as of the date hereof, upon receipt by the Administrative Agent of counterparts to this Amendment executed by each of the parties hereto.

SECTION 5.   Severability. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 6.     Transaction Document. This Amendment shall be a “Transaction Document” for purposes of the Receivables Purchase Agreement and each other Transaction Document.

SECTION 7.     Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart hereof by electronic means shall be equally effective as delivery of an originally executed counterpart. The words “execute,” “execution,” “signed,” “signature,” “delivery” and words of like import in or related to this Amendment, any other Transaction Document or any document, amendment, approval, consent, waiver, modification, information, notice, certificate, report, statement, disclosure, or authorization to be signed or delivered in connection with this Amendment or any other Transaction Document or the transactions contemplated hereby shall be deemed to include Electronic Signatures or execution in the form of an Electronic Record, and contract formations on electronic platforms approved by the Administrative Agent, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 8.     GOVERNING LAW. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).

SECTION 9.     CONSENT TO JURISDICTION.

(a)    EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER TRANSACTION DOCUMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

(b)    EACH OF THE SELLER AND THE MASTER SERVICER CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO IT AT ITS ADDRESS SPECIFIED IN SECTION 14.02 OF THE RECEIVABLES PURCHASE AGREEMENT. NOTHING IN THIS SECTION 9 SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY OTHER PURCHASER PARTY TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

SECTION 10.   WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT OR ANY OTHER TRANSACTION DOCUMENT.

SECTION 11.     Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Receivables Purchase Agreement or any provision hereof or thereof.

SECTION 12.     Reaffirmation of the Performance Guarantee. The Performance Guarantor hereby consents to this Amendment. Immediately after giving effect to this Amendment, all provisions of the Performance Guarantee shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance Guarantee and acknowledges that the Performance Guarantee has continued and shall continue in full force and effect in accordance with its terms.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

GRAY AR, LLC

By: /s/ Jeffrey Gignac
Name: Jeffrey Gignac
Title: Vice President and Treasurer

GRAY MEDIA, INC., as the Master Servicer and as Performance Guarantor

By: /s/ Jeffrey Gignac
Name: Jeffrey Gignac
Title: Executive Vice President, Chief Financial Officer

Fifth Amendment to the Receivables
                        Purchase Agreement (Wells/Gray)

WELLS FARGO BANK, N.A.,
as Administrative Agent

By: /s/ Taylor Cloud
Name: Taylor Cloud
Title: Executive Director

WELLS FARGO BANK, N.A.,
as a Purchaser

By: /s/ Taylor Cloud
Name: Taylor Cloud
Title: Executive Director

Fifth Amendment to the Receivables
                        Purchase Agreement (Wells/Gray)

PNC BANK, NATIONAL ASSOCIATION,
as a Purchaser

By: /s/ Eric Bruno
Name: Eric Bruno
Title: Senior Vice President

PNC CAPITAL MARKETS LLC,
as Structuring Agent

By: /s/ Eric Bruno
Name: Eric Bruno
Title: Managing Director

Fifth Amendment to the Receivables
                        Purchase Agreement (Wells/Gray)

TRUIST BANK, as a Purchaser By: /s/ Paul Cornely Name: Paul Cornely Title: Director

Fifth Amendment to the Receivables
                        Purchase Agreement (Wells/Gray)

REGIONS BANK, as a Purchaser By: /s/ Mimi Bulow Name: Mimi Bulow Title: Vice President

Fifth Amendment to the Receivables
                        Purchase Agreement (Wells/Gray)

EXHIBIT A
Amendments to Receivables Purchase Agreement

(Attached)

~~EXECUTION VERSION~~CONFORMED COPY
Exhibit A to Amendment No. ~~4~~5, dated as of ~~August 12~~July 15, ~~2025~~2026

RECEIVABLES PURCHASE AGREEMENT

Dated as of February 23, 2023

by and among

GRAY AR, LLC,
as Seller,

THE PERSONS FROM TIME TO TIME PARTY HERETO,
as Purchasers,

WELLS FARGO BANK, N.A.,
as Administrative Agent,

PNC CAPITAL MARKETS LLC,
as Structuring Agent,

and

GRAY MEDIA, INC.,
as initial Master Servicer

(d)         at any time prior to a Holding Company Reorganization, (A) any Person (or group of Persons) is or becomes the “beneficial owner” (within the meaning of Rules 13d-3 and 13d-5 under the federal Securities Exchange Act of 1934, as amended), directly or indirectly, of a percentage of the voting Capital Stock of the Parent greater than thirty-five percent (35%), other than any Permitted Holder; or (B) the Parent shall cease or fail to own, directly or indirectly, beneficial and legal title to all of the issued and outstanding Capital Stock of each of the License Subs or any License Sub shall cease to be a wholly owned Subsidiary of the Parent; or

(e)         at any time after a Holding Company Reorganization, (A) any Person (or group of Persons) is or becomes the “beneficial owner” (within the meaning of Rules 13d-3 and 13d-5 under the federal Securities Exchange Act of 1934, as amended), directly or indirectly, of a percentage of the voting Capital Stock of the Holding Company greater than thirty-five percent (35%), other than any Permitted Holder; or (B) except as permitted pursuant to this Agreement, the Holding Company shall cease or fail to own, directly (or indirectly through one or more Intermediate Holding Companies), beneficial and legal title to all of the issued and outstanding Capital Stock of the Parent; or (C) except as permitted pursuant to this Agreement, the Parent shall cease or fail to own, directly or indirectly, beneficial and legal title to all of the issued and outstanding Capital Stock of each of the License Subs or any License Sub shall cease to be a wholly owned Subsidiary of the Parent.

“Change in Law” means the occurrence, after the Closing Date, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to the agreements reached by the Basel Committee on Banking Supervision in “Basel III: A Global Regulatory Framework for More Resilient Banks and Banking Systems” (as amended, supplemented or otherwise modified or replaced from time to time), shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“Chapter 11 Obligor” means, at any time, an Obligor that is a debtor in a case commenced under Chapter 11 of the Bankruptcy Code and for which such case has not been converted to Chapter 7 of the Bankruptcy Code.

“Chapter 11 Obligor Receivable” means, at any time, any Receivable the Obligor of which is a Chapter 11 Obligor.

“Closing Date” means February 23, 2023.

“Default Horizon Ratio” means, as of any Cut-Off Date, the ratio (expressed as a decimal) computed by dividing (i) the aggregate sales generated by the Originators during the last five (5) months ending on such Cut-Off Date, by (ii) the Net Pool Balance as of such Cut-Off Date.

“Default Ratio” means, as of any Cut-Off Date, the ratio (expressed as a percentage) computed by dividing (a) the total amount of Pool Receivables which became Defaulted Receivables during the Calculation Period that includes such Cut-Off Date, by (b) the aggregate sales generated by the Originators during the Calculation Period occurring five (5) months prior to the Calculation Period ending on such Cut-Off Date; provided, however, that (i) the “Default Ratio” as of the Cut-Off Date ending in August 2024 shall instead be the average of the Default Ratios for the prior three Calculation Periods then ending in July 2024 and (ii) the “Default Ratio” as of the Cut-Off Date ending in September 2024 shall instead be the average of the Default Ratios for the prior three Calculation Periods then ending in August 2024 (and with respect to August 2024, after giving effect to clause (i) above).

“Defaulted Receivable” means a Receivable:

(a)         other than any Eligible Chapter 11 Obligor Receivable, as to which any Obligor thereof has suffered an Insolvency Proceeding that has occurred and is continuing;

(b)         which, consistent with the Credit and Collection Policy, should be written off as uncollectible;

(c)         that has been written off the applicable Originator’s or the Seller’s books as uncollectible; or

(d)         as to which any payment, or part thereof, remains unpaid for 151 days or more from the original invoice date (or in the case of an Eligible Retransmission Receivable, following the last day of the month in which the related programing was broadcast or permitted to be broadcast) for such Receivable.

“Defaulting Purchaser” means any Purchaser that (a) has failed, within two (2) Business Days of the date required to be funded or paid, to (i) fund any portion of its Investments (or the Capital thereof) or (ii) pay over to any Purchaser Party any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Purchaser notifies the Administrative Agent and the Seller in writing that such failure is the result of such Purchaser’s determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied, (b) has notified the Seller or the Administrative Agent in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Purchaser’s determination that a condition precedent (specifically identified and including the particular default, if any) to funding an Investment under this Agreement cannot be satisfied), (c) has failed, within three (3) Business Days after written request by the Administrative Agent or the Seller, to confirm in writing to the Administrative Agent and the Seller that it will comply with its obligations to fund prospective

“Electronic Record” has the meaning assigned to that term in, and shall be interpreted in accordance with, 15 U.S.C. 7006.

“Electronic Signature” has the meaning assigned to that term in, and shall be interpreted in accordance with, 15 U.S.C. 7006.

“Eligible Assignee” means (i) any Purchaser or any of its Affiliates, (ii) any Person managed by a Purchaser or any of its Affiliates and (iii) any other financial institution, but in any event excluding any Defaulting Purchaser and any Gray Competitor.

“Eligible Chapter 11 Obligor Receivable” means, at any time, any Chapter 11 Obligor Receivable for which each of the following is true: (a) an interim order (or if such date of determination is on or after the Specified Date, a final order) has been entered by the applicable United States Bankruptcy Court having jurisdiction over the related Chapter 11 Obligor (x) authorizing and approving assumption of the Contract that gave rise to such Chapter 11 Obligor Receivable, or (y) authorizing the related Chapter 11 Obligor to pay fixed, liquidated, and undisputed prepetition claims arising from its business operations in the ordinary course of business, or (z) authorizing the related Chapter 11 Obligor to pay such Chapter 11 Obligor Receivable in connection with its authorization to pay prepetition claims of critical vendors, suppliers of goods and services, and certain lien claimants and, in each case, such order has not been subsequently stayed, reversed or vacated; (b) no payment, or part thereof, remains unpaid for [***] days or more from the original billing date for such Receivable; (c) the related Chapter 11 Obligor is [***] or a Subsidiary thereof; and (d) neither the Administrative Agent nor any Purchaser has, in its sole and absolute discretion, provided at least ten (10) Business Days’ written notice to the Seller or the Servicer that Receivables originated by such Chapter 11 Obligors shall not constitute Eligible Chapter 11 Obligor Receivables for purposes of this Agreement or any other Transaction Document.

“Eligible Receivable” means, at any time of determination, a Pool Receivable:

(a)         each Obligor of which (i) is not a Sanctioned Person, (ii) is not an Affiliate of any Gray Party, (iii) is domiciled in the United States of America, (iv) is not Circle Network, (v) is not a natural person and (vi) has provided the Master Servicer with a billing address located in the United States of America;

(b)         which is not (i) a Defaulted Receivable, (ii) a Barter Receivable, (iii) an Employee Receivable, (iv) a Broadcast Issue Receivable, (v) a Tax Charge or (vi) owing from an Obligor as to which more than 50% of the aggregate Outstanding Balance of all Billed Receivables owing from such Obligor are either Delinquent Receivables or Defaulted Receivables;

(c)         which is due within 120 days of the original invoice date therefor (or solely in the case of an Eligible Retransmission Receivable, 120 days following the last day of the month in which the related programing was broadcast or permitted to be broadcast);

or transaction, for which its property would constitute unreasonably small capital in light of the contemplated business operations of such Person and after giving due consideration to the prevailing practice in the industry in which such Person is engaged.

“Special Obligor” means any of the Obligors set forth below:

Special Obligor	Concentration Percentage
Special Obligor A	12.0%
Special Obligor B	12.0%

;provided, however, that the Concentration Percentage of any Special Obligor may be cancelled by the Administrative Agent or any Purchaser in its sole discretion upon not less than ten (10) Business Days’ written notice to the Seller and the Administrative Agent and upon such cancellation the Concentration Percentage for such Special Obligor shall be determined pursuant to clause (b) of the definition of “Concentration Percentage” hereunder.

“Special Obligor A” has the meaning set forth on Schedule VI.

“Special Obligor B” has the meaning set forth on Schedule VI.

“Specified Date” means July 31, 2026 or such later date, if any, consented to in writing by the Administrative Agent and each Purchaser in their sole and absolute discretion.

“Station” shall mean each of the television stations owned and operated by the Gray Parties.

“Station Servicing Arrangement” means any arrangement or transaction evidenced by any Joint Sales Agreement, Local Marketing Agreement, Shared Services Agreement or similar agreement or instrument under which any Gray Party provides services or obtains the right to provide programming to, or sells advertising availabilities on, a television broadcast station of another Person (other than any Gray Party).

“Station Sharing Arrangement” means any arrangement or transaction evidenced by any Joint Sales Agreement, Local Marketing Agreement, Shared Services Agreement or similar agreement or instrument under which a Person, other than any Gray Party, provides services or obtains the right to provide programming to, or sells advertising availabilities on, a Station.

“Stress Factor” means 2.00.

“Structuring Agent” means PNC Capital Markets LLC, a Pennsylvania limited liability company.

“Subordinated Note” has the meaning set forth in the Sale Agreement.

“Sub-Servicer” has the meaning set forth in Section 9.01(d).